Exhibit 10.19

Assignment and Assumption

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of August ___, 2022, by and between THRC Holdings, LP, a Texas limited liability company (the “Assignor”) and Matthew D. Wilks (the “Assignee”).

WHEREAS, ProFrac Holding Corp., a Delaware corporation (“Pubco”), is the managing member of ProFrac Holdings LLC, a Texas limited liability company (“Company”);

WHEREAS, Assignor is a member of the Company and a party to that certain Third Amended and Restated Limited Liability Company Operating Agreement of the Company, dated May 17, 2022 (the “Operating Agreement”);

WHEREAS, Assignor owns Units in the Company;

WHEREAS, Assignor owns Class B Shares of PubCo (each Unit and Class B Share together shall be referred to herein as a “Combined Unit”);

WHEREAS, pursuant to the terms of the Operating Agreement, Units may not be transferred unless a corresponding number of Class B Shares are also transferred to the same person;

WHEREAS, Assignor desires to assign, transfer, and sell to Assignee (i) 1,220,978 Units representing approximately a 1% equity interest in the Company, together with all other interest of Assignor in such Units (the “Company Interests”) and (ii) 1,220,978 Class B Shares, together with all other interest of Assignor in such Class B Shares (the “Pubco Shares” and together with the Company Interests, the “Assigned Interests”) at a price of $18 per Combined Unit (the “Assignment”); and

WHEREAS, the Assignor and Assignee intended to, but did not evidence, the Assignment prior to the IPO.

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Assignment and Sale. Subject to the terms and conditions of this Agreement, Assignor hereby assigns and transfers all of such Assignor’s right, title, and interest in and to the Assigned Interests to the Assignee in exchange for a total of $21,977,604 ($18 per Combined Unit), which shall be paid in the form of a promissory note issued by Assignee to Assignor in the form attached hereto as Exhibit A (the “Note”).  The conveyance of the Assigned Interest hereunder is an absolute transfer to Assignee, free and clear of all liens and restrictions other than Permitted Liens. “Permitted Liens” shall mean those liens or restrictions imposed by federal and state securities laws, the governing documents of the Company or Pubco, or pursuant to agreements by and between the Company and Assignor or the Pubco and Assignor, as applicable.

2.Conditions to Assignment. The assignment and transfer of the Assigned Interests shall be subject to the following conditions:

(a)The Assignee shall have delivered to the Assignor the duly executed Note.

(b)The Assignee shall have delivered to the Pubco a duly executed joinder to that certain Stockholders Agreement dated as of May 17, 2022 among Pubco, Assignor, Farris C. Wilks, FARJO Holdings, LP and the Farris and Jo Ann Wilks 2022 Family Trust in substantially the form attached hereto as Exhibit B.

(c)The Assignee shall have delivered to the Pubco a duly executed joinder to that certain Registration Rights Agreement dated as of May 17, 2022, among Pubco, Assignor, Farris and Jo Ann Wilks 2022 Family Trust, Farjo Holdings, LP and Farris C. Wilks in substantially the form attached hereto as Exhibit C.

(d)The Assignee shall have delivered to the Company a duly executed joinder to the Operating Agreement in substantially the form attached hereto as Exhibit D.

3.Representations and Warranties of Assignor. Assignor represents and warrants that (a) Assignor has all necessary capacity, power and authority to enter into this Agreement and perform the obligations hereunder and this Agreement and the consummation by Assignor of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Assignor; (b) this Agreement has been duly and validly executed and delivered by Assignor, and assuming the due execution and delivery of this Agreement by Assignee, will constitute the legal, valid and binding obligation of Assignor enforceable against Assignor in accordance with its terms; (c) Assignor is the true and lawful owner of the Assigned Interests and has good and marketable title to the same; (d) Assignor has not made a prior assignment or sale of the Assigned Interests and no other person or entity has any right, title, or interest therein; (e) the execution and delivery hereof by Assignor and the assignment of its right, title, and interest in and to the Assigned Interests does not contravene any agreement to which the Assignor is a party or by which it or its property, or the Company’s or the Pubco’s property, is bound; (f) no liens, encumbrances, charges, or security interests of any kind exist on the date hereof against the Assigned Interests other than Permitted Liens; (g) neither the execution and delivery of this Agreement by Assignor, nor the consummation of the transactions contemplated hereby by the Assignor, will violate any judgment, order, decree, law, rule or regulation applicable to the Assignor; and (h) Assignor hereby warrants and defends title to the Assigned Interest to Assignee against the claims and demands of all persons.

4.Representations and Warranties of Assignee. Assignee represents and warrants that (a) Assignee has all necessary capacity, power and authority to enter into this Agreement and perform the obligations hereunder and this Agreement and the consummation by Assignee of the transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of Assignee; (b) this Agreement has been duly and validly executed and delivered by Assignee, and assuming the due execution and delivery of this Agreement by Assignor, will constitute the legal, valid and binding obligation of Assignee enforceable against Assignee in accordance with its terms; and (c) neither the execution and delivery of this Agreement by

Assignee, nor the consummation of the transactions contemplated hereby by the Assignee, will violate any judgment, order, decree, law, rule or regulation applicable to the Assignee.

5.Acceptance by Assignee. Assignee accepts the assignment of all of Assignor’s right, title, and interest in and to the Assigned Interests and agrees to be bound by all of the terms, covenants, and conditions of this Agreement. Assignee understands that the sale of the Assigned Interests hereunder has not been registered under the Securities Act of 1933 or any applicable state securities laws, and that the Assigned Interests may not be transferred unless they are sold pursuant to an effective registration statement under the Securities Act of 1933 or are sold or transferred pursuant to an exemption from such registration, and in compliance with any applicable conditions of Rule 144 with regard to any such sale or transfer.

6.Further Assurances. Each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances and assurances, and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement.

7.Heirs, Successors, and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

8.Legends.

(a)Assignee understands and agrees that the Company will place a legend substantially in the form set forth below on any certificates representing the Company Interests:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

(a)Assignee understands and agrees that the Pubco will place the legends substantially in the form set forth below on any certificates representing the Pubco Shares:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND CERTAIN OTHER LIMITATIONS SET FORTH IN THE STOCKHOLDERS AGREEMENT DATED AS OF MAY 17, 2022 AMONG PROFRAC HOLDING CORP., THRC HOLDING, LP, FARRIS C. WILKS, FARJO HOLDINGS, LP AND THE

FARRIS AND JO ANN WILKS 2022 FAMILY TRUST, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND SHALL BE PROVIDED TO A STOCKHOLDER OF THE COMPANY FREE OF CHARGE UPON A REQUEST THEREFOR.

9.Governing Law. This Agreement and all other instruments referred to herein shall be governed by, and shall be construed according to, the laws of the State of Texas, without regard to conflict of law rules.

10.Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original for all purposes, and all such counterparts shall together constitute but one and the same instrument. A signed copy of this Agreement delivered by either facsimile or email shall be deemed to have the same legal effect as delivery of an original signed copy of this Assignment.

11.Notice. All notices, requests, consents, claims, demands, waivers and other communications hereunder (each, a “Notice”) shall be in writing and shall be deemed given upon the first to occur of (a) deposit with an overnight courier service, properly addressed and postage prepaid, (b) transmittal by e-mail property addressed (with written acknowledgment from the intended recipient such as “return receipt requested” function, return e-mail or other written acknowledgment), or (c) actual receipt by the addressed party. Notices hereunder shall be addressed to the parties at the addresses set forth below (or to such other address that may be designated by the receiving party from time to time in accordance with this section):

If to Assignor:

THRC Holdings, LP

333 Shops Boulevard, Suite 301

Willow Park, Texas 76087

Attention: [    ]

E-mail: [     ]

With a copy to (which shall not constitute Notice):

Brown Rudnick LLP

One Financial Center

Boston, MA 02111

Attention: James Bedar

E-mail: jbedar@brownrudnick.com

If to Assignee:

Matthew D. Wilks

[Address]

E-mail: [   ]

With a copy to (which shall not constitute Notice):

[Law Firm]

[Address]

Attention: [    ]

E-mail: [   ]

12.Amendments and Modifications. This Agreement may not be modified or amended in any manner other than by a written agreement signed by the party to be charged.

13.Defined Terms. Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to such terms in the Operating Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

Assignor:

THRC Holdings, LP
By:	THRC Management, LLC, its General Partner

/s/ Dan H. Wilks
Name:	Dan H. Wilks
Title:	Manager

Assignee:

/s/ Matthew D. Wilks
Name:	Matthew D. Wilks

[Signature Page – Assignment and Assumption Agreement]

Exhibit a

NOTE

See attached.

64804798 v1

Exhibit B

JOINDER TO STOCKHOLDERS AGREEMENT

See attached.

64804798 v1

Exhibit C

joinder to REGISTRATION RIGHTS AGREEMENT

See attached.

64804798 v1

Exhibit d

joinder to OPERATING AGREEMENT

See attached.

64804798 v1